FOLLOW-ON EQUITY OFFERINGS (Details) $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($) shares
FOLLOW-ON EQUITY OFFERINGS
America depositary shares (ADSs) issued, shares | shares	2,064,379
Follow-on equity offering, net of issuance costs, shares | shares	51,609,475
Issuance cost for ordinary shares | $	$ 6,919
Follow-on equity offering, net of issuance costs | $	$ 106,621